EXHIBIT 10.5 EXECUTION VERSION

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE SECURED PARTY BY COMPANY PURSUANT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE SECURED PARTY HEREUNDER AND THEREUNDER WITH RESPECT THERETO ARE SUBJECT TO THE PROVISIONS OF THE LIMITED CONSENT AGREEMENT DATED AS OF APRIL 15, 2011 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “CONSENT AGREEMENT”) BY AND AMONG COMPANY, SECURED PARTY, ZURICH AMERICAN INSURANCE COMPANY, THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, AS ADMINISTRATIVE LENDER AND LENDER, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, IN ITS CAPACITY AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THIS AGREEMENT AND THE CONSENT AGREEMENT, THE TERMS OF THE CONSENT AGREEMENT SHALL GOVERN AND CONTROL.

SECURITY AGREEMENT

(SECOND LIEN IN RESPECT OF THE COMPANY)

     This SECURITY AGREEMENT (SECOND LIEN) (this “Agreement”) is dated as of April 15, 2011, and entered into by and among RASER TECHNOLOGIES, INC., a Delaware corporation (“Raser”), THERMO NO. 1 BE-01, LLC, a Delaware limited liability company and indirect subsidiary of Raser (“Company”; and each of Raser and Company being a “Grantor” and collectively the “Grantors”) and DAVID S. HANDSMAN and his permitted assignees, Lender (in such capacity herein called “Secured Party”).

PRELIMINARY STATEMENTS

     A. Pursuant to the Bridge Loan Agreement dated as of April 15, 2011, by and among Grantors and Lender (said Bridge Loan Agreement, as it may hereafter be amended, restated, supplemented or otherwise modified from time to time, being the “Bridge Loan Agreement”), Lender has agreed, subject to the terms and conditions set forth in the Bridge Loan Agreement, to make a bridge loan to the Grantors.

     B. It is a condition precedent to the making of the bridge loan by Lender under the Bridge Loan Agreement that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

     NOW, THEREFORE, in consideration of the agreements set forth herein and in order to induce Lender to make loans and other extensions of credit under the Bridge Loan Agreement, each Grantor hereby agrees with Secured Party as follows:

SECTION 1.

Grant of Security.

     Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor’s right, title and interest in and to all of the personal property of such Grantor including the following, in each case whether now or hereafter existing, whether tangible or intangible, whether now owned or hereafter acquired and wherever the same may be located (the “Collateral”):

(a)	all Accounts;

(b)	all Chattel Paper;

(c)	all Money and all Deposit Accounts, together with all amounts on deposit from time to time in such Deposit Accounts;

(d)	all Documents;

(e)	all General Intangibles (including patents, trademarks, service marks,

copyrights, and other intellectual property), Payment Intangibles and Software;

(f) all Goods, including Inventory, Equipment and Fixtures;

(g) all Instruments; (h) all Investment Property;

(i) all Letter-of-Credit Rights and other Supporting Obligations;

(j) all Records;

     (k) all Commercial Tort Claims, including those set forth on Schedule 11 annexed hereto; and

(l) all Proceeds and Accessions with respect to any of the foregoing

Collateral.

     Each category of Collateral set forth above shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets.

     Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, any of such Grantor’s rights or interests in or under, (i) the Excluded Collateral or (ii) any license, contract, permit, Instrument, Security or franchise to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract, permit, Instrument, Security or franchise, result in a breach of the terms of, or constitute a default under, such license, contract, permit, Instrument, Security or franchise (other than to the extent that any such term would be rendered ineffective pursuant to the UCC or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

     Notwithstanding anything herein to the contrary, any reference in this Agreement and the other Loan Documents to a “first priority lien” or words of similar effect in describing the security interests created hereunder by Company shall be understood to refer to such priority subject to the claims of the First Lien Creditors (as defined in the Consent Agreement). All representations, warranties and covenants in this Agreement and the other Collateral Documents shall be subject to the provisions and qualifications set forth in this Section 1.

SECTION 2.

Security for Obligations.

     This Agreement secures, and the Collateral is collateral security for, the prompt payment in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Secured Obligations of each Grantor. “Secured Obligations” means: all obligations and liabilities of every nature of each Grantor now or hereafter existing under or arising out of or in connection with the Bridge Loan Agreement and the other Loan Documents, together with all extensions or renewals thereof, whether for principal, interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement.

SECTION 3.

Representations and Warranties.

Each Grantor represents and warrants as follows:

     (a) Office Locations; Type and Jurisdiction of Organization; Locations of Equipment and Inventory. Such Grantor’s name as it appears in official filings in the jurisdiction of its organization, type of organization (i.e. corporation, limited liability company, etc.), jurisdiction of organization, chief executive office, office where such Grantor keeps its Records regarding the Accounts and originals of Chattel Paper, and organization number provided by the applicable Government Authority of the jurisdiction of organization are set forth on Schedule 1 annexed hereto.

     (b) Names. No Grantor has, within the five year period preceding the date hereof had a different name from the name of such Grantor listed on the signature pages hereof, except as set forth on Schedule 2 annexed hereto.

     (c) Due Authorization, etc. Each Grantor is duly formed, validly existing and in good standing under the law of its jurisdiction of organization and has full entity power and authority to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary entity action. This Agreement constitutes a legally valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

     (d) No Conflict. The execution, delivery and performance of this Agreement by each Grantor will not violate the organizational documents of such Grantor, any provision of law applicable to such Grantor or any order, judgment or decree of any court or other governmental agency binding on such Grantor, in each case where such violation could reasonably be expected to have a Material Adverse Effect.

     (e) Security Interests. The security interests in the Collateral granted hereunder constitute valid security interests in the Collateral, securing payment of the Secured Obligations. Upon (i) the filing of UCC financing statements naming each Grantor as “debtor”, naming Secured Party as “Secured Party” and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 3 annexed hereto, (ii) in the case of the Securities Collateral consisting of certificated Securities or evidenced by Instruments, in addition to filing of such UCC financing statements, delivery of the certificates representing such certificated Securities and delivery of such Instruments to Secured Party, in each case duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, (iii) in the case of the any registered trademarks, service marks, patents, copyrights or other registered intellectual property, in addition to the filing of such UCC financing statements, the recordation of a grant of security interest with the applicable IP Filing Office, (iv) in the case of Equipment that is covered by a certificate of title, the filing with the registrar of motor vehicles or other appropriate authority in the applicable jurisdiction of an application requesting the notation of the security interest created hereunder on such certificate of title, and (v), in the case of any Deposit Account and any Investment Property constituting a Security Entitlement, Securities Account, Commodity Contract or Commodity Account, the execution and delivery to Secured Party of an agreement providing for control by Secured Party thereof, the security interests in the Collateral granted by each Grantor to Secured Party will constitute perfected security interests therein prior to all other Liens (except for Permitted Liens), and all filings and other actions necessary or desirable to perfect and protect such security interests will have been duly made or taken.

     (f) Ownership of Collateral. Except for Permitted Liens, such Grantor owns its interests in the Collateral free and clear of any Lien.

     (g) Securities Collateral. Schedule 5 annexed hereto sets forth all of the Capital Stock and the Pledged Equity owned by each Grantor, and the percentage ownership in each issuer thereof; and Schedule 6 annexed hereto sets forth all of the Pledged Debt owned by such Grantor.

     (h) Deposit Accounts, Securities Accounts, Commodity Accounts. Schedule 7 annexed hereto lists all Deposit Accounts, Securities Accounts and Commodity Accounts owned by each Grantor and indicates the institution or intermediary at which the account is held and the account number.

(i) Chattel Paper. Such Grantor has no interest in any Chattel Paper.

     (j) Intellectual Property. Such Grantor has no registered trademarks, service marks, patents, copyrights or other registered intellectual property except as reflected in Schedule 6.6 to the Existing Security Agreement.

	(k)	Letter-of-Credit Rights. Such Grantor has no interest in any Letter-of-
Credit Rights.

	(l)	Documents. No negotiable Documents are outstanding with respect to any of the Inventory.

SECTION 4.

Further Assurances.

     (a) Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (a) (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto, (ii) at the request of the Secured Party, execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of Deposit Accounts and Investment Property of such Grantor, (iii) deliver to Secured Party all certificates or Instruments representing or evidencing Investment Property, accompanied by duly executed endorsements or instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party and (iv) deliver such other instruments or notices, in each case, as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (b) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail; (c) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party; (d) at Secured Party’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or Secured Party’s security interest in all or any part of the Collateral; and (e) use commercially reasonable efforts to obtain any necessary consents of third parties to the creation and perfection of a security interest in favor of Secured Party with respect to any Collateral. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral (including any financing statement indicating that it covers “all assets” or “all personal property” of such Grantor).

     (b) Commercial Tort Claims. Grantors have no Commercial Tort Claims as of the date hereof, except as set forth on Schedule 8 annexed hereto. In the event that a Grantor shall at any time after the date hereof have any Commercial Tort Claims, such Grantor shall promptly (but in any event within two (2) Business Days) notify Secured Party thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such Commercial Tort Claim and (ii) constitute an amendment to this Agreement by which such Commercial Tort Claim shall constitute part of the Collateral.

SECTION 5.

Certain Covenants of Grantors.

Each Grantor shall:

     (a) give Secured Party at least 30 days’ prior written notice of any change in such Grantor’s name, identity or corporate structure; and

     (b) give Secured Party at least 30 days’ prior written notice of any reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor.

SECTION 6. Special Covenants with respect to Accounts.

     Except as otherwise provided in this section, each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts. In connection with such collections, each Grantor may take (and, upon the occurrence and during the continuance of an Event of Default at Secured Party’s direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default and upon written notice to such Grantor of its intention to do so, to (a) notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, (b) notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party, (c) enforce collection of any such Accounts at the expense of Grantors, and (d) adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement), and (ii) such Grantor shall not, without the written consent of Secured Party, adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

SECTION 7. Secured Party Appointed Attorney-in-Fact.

     Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party’s discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation upon the occurrence and during the continuance of an Event of Default:

(a) to obtain and adjust insurance required to be maintained by such Grantor;

     (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (c) to receive, endorse and collect any drafts or other Instruments, Documents, Chattel Paper and other documents in connection with clauses (a) and (b) above;

     (d) to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce or protect the rights of Secured Party with respect to any of the Collateral;

     (e) to pay or discharge liens (other than liens permitted under this Agreement or the Bridge Loan Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

     (f) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

     (g) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party’s option and Grantors’ expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 8.

Secured Party May Perform.

     If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 12(b) hereof.

SECTION 9.

Standard of Care.

     The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 10.

Remedies.

     (a) Generally. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor’s premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor’s equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation, (v) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, (vi) provide instructions directing the disposition of funds in any Deposit Account and (vii) provide entitlement orders with respect to Security Entitlements and other Investment Property constituting a part of the Collateral and, without notice to any Grantor, transfer to or register in the name of Secured Party or any of its nominees any or all of the Collateral constituting Investment Property. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section 10 will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

     (b) Intellectual Property. In addition to, and not by way of limitation of, the granting of a security interest in the Collateral pursuant hereto, each Grantor, effective upon the occurrence and during the continuation of an Event of Default, hereby assigns, transfers and conveys to Secured Party the nonexclusive right and license to use all trademarks, tradenames, copyrights, patents or technical processes owned or used by such Grantor that relate to the Collateral, together with any goodwill associated therewith, all to the extent necessary to enable Secured Party to realize on the Collateral in accordance with this Agreement and to enable any transferee or assignee of the Collateral to enjoy the benefits of the Collateral. This right shall inure to the benefit of all successors, assigns and transferees of Secured Party and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license shall be granted free of charge, without requirement that any monetary payment whatsoever be made to such Grantor.

SECTION 11.

Application of Proceeds.

     Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

     FIRST: To the payment of all reasonable out-of-pocket and documented costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other reasonable out-of-pocket and documented expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all reasonable out-of-pocket and documented costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

     SECOND: To the payment of all other Secured Obligations (for the ratable benefit of the holders thereof) and, as to obligations arising under the Bridge Loan Agreement, as provided in the Bridge Loan Agreement; and

     THIRD: To the payment to or upon the order of Grantors, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 12.

Indemnity and Expenses.

     (a) Grantors jointly and severally agree to indemnify Secured Party, each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party’s or such Lender’s gross negligence, bad faith or willful misconduct.

     (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all reasonable out-of-pocket and documented costs and expenses, including the reasonable fees and expenses of counsel and of any experts and agents, that Secured Party may incur in connection with the custody or preservation of the Collateral, the exercise of rights or remedies hereunder or the failure by any Grantor to perform or observe any of the provisions hereof.

     (c) The obligations of Grantors in this Section 12 shall survive the termination of this Agreement and the discharge of Grantors’ other obligations under this Agreement, the Bridge Loan Agreement and the other Loan Documents.

SECTION 13.

Amendments; Etc.

     No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 14.

Notices.

     Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be set forth under such party’s name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 15. Failure or Indulgence Not Waiver; Remedies Cumulative; Severability.

     (a) No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     (b) In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 16. Continuing Security Interest; Transfer of Loans; Termination and Release.

     (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations (other than Unasserted Obligations) and termination of all commitments to extend credit under the Bridge Loan Agreement, (ii) be binding upon each Grantor and its successors and assigns, and (iii) subject to the limitations of the following sentence, inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. With the prior written consent of the Grantors, Secured Party may assign or otherwise transfer any loans held by it to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise.

     (b) Upon the payment in full of all Secured Obligations (other than Unasserted Obligations) and termination of all commitments to extend credit under the Bridge Loan Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantors. Upon any such termination Secured Party will, at Grantors’ expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

SECTION 17. Headings.

     Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 18. Governing Law; Rules of Construction.

     THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 19. Consent to Jurisdiction and Service of Process.

     ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COUNTY OF NEW YORK IN THE CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 14 HEREOF; (IV) AGREES

THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 19 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 20.

Waiver of Jury Trial.

     GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.

SECTION 21.

Counterparts.

     This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

SECTION 22.

Definitions.

     (a) Each capitalized term utilized in this Agreement that is not defined herein, but that is defined in the UCC, including the categories of Collateral listed in Section 1 hereof, shall have the meaning set forth in Articles 1, 8 or 9 of the UCC. All other capitalized terms utilized in this Agreement and not defined herein shall have the respective meanings assigned to such terms in the Bridge Loan Agreement.

(b) The following terms used in this Agreement shall have the following meanings:

     “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Collateral” has the meaning set forth in Section 1 hereof.

     “Bridge Loan Agreement” has the meaning set forth in the Preliminary Statements of this Agreement.

     “Excluded Collateral” means (a) all of Raser’s right, title and interest in and to the Capital Stock of Via Automotive, Inc. and (b) all Collateral (as defined in the Existing Security Agreement) listed in Sections 4.2.1, 4.2.2 and 4.2.3 of the Existing Security Agreement as in effect on the date hereof.

     “Existing Security Agreement” means that certain Account and Security Agreement, dated as of August 31, 2008, by and between the Company and Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties (as defined therein) as amended, supplemented or otherwise modified prior to the date hereof.

     “IP Filing Office” means the United States Patent and Trademark Office, the United States Copyright Office or any successor or substitute office in which filings are necessary or, in the opinion of Agent, desirable in order to create or perfect Liens on, or evidence the interest of Agent and Secured Parties in, any registered trademarks, service marks, patents or copyrights.

     “Pledged Debt” means the indebtedness from time to time owed to a Grantor, including the Debt set forth on Schedule 7 annexed hereto and issued by the obligors named therein, the Instruments and certificates evidencing such Debt and all interest, cash or other property received, receivable or otherwise distributed in respect of or exchanged therefor.

     “Pledged Equity” means all Capital Stock now or hereafter owned by a Grantor, including all securities convertible into, and rights, warrants, options and other rights to purchase or otherwise acquire, any of the foregoing, including those owned on the date hereof and set forth on Schedule 6 annexed hereto, the certificates or other instruments representing any of the foregoing and any interest of such Grantor in the entries on the books of any securities intermediary pertaining thereto and all distributions, dividends and other property received, receivable or otherwise distributed in respect of or exchanged therefor.

     “Pledged Subsidiary Debt” means Pledged Debt owed to a Grantor by any obligor that is, or becomes, a direct or indirect Subsidiary of such Grantor, of which such Grantor is a direct or indirect Subsidiary or that controls, is controlled by or under common control with such Grantor.

     “Pledged Subsidiary Equity” means Pledged Equity in a Person that is, or becomes a direct Subsidiary of a Grantor.

“Permitted Liens” means:

(i)	Liens in favor of the Lender;

(ii)	Liens reflected in the financial statements filed by Raser with the

Securities and Exchange Commission.

(iii) Liens reflected on Schedule 4;

     (iv) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings;

     (v) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

     (vi) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

     (vii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (viii) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business;

     (ix) any interest or title of a lessor under any lease entered into by such Borrower in the ordinary course of its business; and

     (x) Liens securing obligations under the Existing Credit Agreement and the other Financing Documents (as defined therein) and Excepted Liens (as defined therein).

“Secured Obligations” has the meaning set forth in Section 2 hereof.

     “UCC” means the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York.

     (c) All other capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings specified in the Bridge Loan Agreement, and the rules of construction set forth therein shall apply hereto.

[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:

RASER TECHNOLOGIES, INC.

By: /s/ Nicholas Goodman Name: Nicholas Goodman Title: CEO

THERMO NO. 1 BE-01, LLC

By: /s/ Nicholas Goodman Name: Nicholas Goodman Title: Manager

Notice Address for Grantors: Raser Technologies, Inc. 5152 N. Edgewood Drive, Suite 250 Provo, UT 84604 Attention: John Perry

with a copy to: Hunton & Williams LLP 200 Park Avenue New York, NY 10166 Attention: Peter Partee

[Signature Page - Security Agreement]

SECURED PARTY: DAVID S. HANDSMAN

By: /s/ David S. Handsman Name: David S. Handsman

[Signature Page - Security Agreement]

SCHEDULE 1 TO

SECURITY AGREEMENT

Type and Jurisdiction of Organization; Office Locations

		Jurisdiction
Name of Grantor	Type of	of	Organization
	Organization	Organization	Number
Raser Technologies, Inc.	Corporation	DE	4329432
Thermo No. 1 BE-01, LLC	LLC	DE	4424772

Office location of each Grantor:	5152 N. Edgewood Drive, Suite 250
	Provo, UT 84604

Schedule 1-1

SCHEDULE 2 TO

SECURITY AGREEMENT

Prior Names

None.

Schedule 2-1

SCHEDULE 3 TO SECURITY AGREEMENT

Filing Offices

Grantor	Filing Offices
Raser Technologies, Inc.	Secretary of State of the State of Delaware
Thermo No. 1 BE-01, LLC	Secretary of State of the State of Delaware

Schedule 3-1

69099.000005 EMF_US 35106495v3

SCHEDULE 4
TO
SECURITY AGREEMENT

Previously Filed Financing Statements

Name of Grantor	Name of Secured	Jurisdiction	Date of Filing/File No.
Party

Raser Technologies, Inc.	Pratt & Whitney Power	Delaware	02/10/2010
	Systems, Inc.		#2010 0452080

Raser Technologies, Inc.	Evergreen Clean Energy,	Delaware	11/10/2010
	LLC		#2010 3948118

Thermo No. 1 BE-01, LLC	Deutsche Bank Trust	Delaware	09/02/2008
	Company Americas, as		#2008 2966214
Collateral Agent

Thermo No. 1 BE-01, LLC	UTC Power Corporation	Delaware	09/11/2008
#2008 3081922

Schedule 4-1

	SCHEDULE 5
	TO
	SECURITY AGREEMENT

			Percentage of
			Outstanding
	Capital Stock	Class of Capital	Capital Stock
Grantor	Issuer	Stock	Pledged

Raser Technologies, Inc.	Raser Technologies Operating	Common Stoch	100%
	Company, Inc.

Raser Technologies, Inc.	Raser Power Systems, LLC	Membership Interests	100%

Raser Technologies, Inc.	RT Patent Company, Inc.	Common Stock	100%

Raser Technologies, Inc.	Via Automotive, Inc.	Common Stock	39%

Constitutes Excluded Collateral.

Schedule 5-1

SCHEDULE 6 TO

SECURITY AGREEMENT

Pledged Debt None.

Schedule 6-1

SCHEDULE 7 TO

SECURITY AGREEMENT

Deposit Accounts, Securities Accounts, Commodity Accounts

Thermo BE-01 LLC

PM Prime VMF Mutual Funds [Insert Account Number] Deutsche Bank and Trust (Admin Agent)

Deutsche Bank and Trust (Construction) Deutsche Bank and Trust (Drilling) Deutsche Bank and Trust (O&M) Deutsche Bank and Trust (Debt Service) Deutsche Bank and Trust (Debt Service Reserve) Deutsche Bank and Trust (Maintenance Reserve) Deutsche Bank and Trust (OCT Suspension) Deutsche Bank and Trust (Development) Deutsche Bank and Trust (Loss Proceeds) Deutsche Bank and Trust (Distribution)

Type of Account

Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account Securities Account

Schedule 7-1

SCHEDULE 8 TO

SECURITY AGREEMENT

Commercial Tort Claims

[None.]

Schedule 8-1